BOL BANCSHARES, INC.
                             Parent Company of Bank of Louisiana
                          300 St. Charles Avenue
New Orleans, Louisiana 70130

                              March 10, 1997


     The annual meeting of shareholders of BOL Bancshares, Inc. will be held on the 4th Floor, 300 St. Charles Avenue, New Orleans, Louisiana, on Tuesday April 8, 1997 at 3:30 p.m. for the purpose of electing the directors for the ensuing year, and to consider and vote on any other matter which may properly come before said meeting. The approximate mailing date for the proxy statement and form of proxy is March 10, 1997.
    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors for the annual meeting of Shareholders. The cost of the Proxy Statement is borne by the Holding Company and you are requested by Management to complete the Proxy and return in the enclosed stamped, self-addressed envelope at your earliest convenience. Your Proxy may be revoked in writing or in person by communicating with either G. Harrison Scott or James A. Comiskey, up to the time of voting, c/o BOL Bancshares, Inc. 300 St. Charles Avenue, New Orleans, Louisiana 70130.
     There were 179,145 outstanding shares of stock in the BOL Bancshares, Inc. as of December 31, 1996 which were held by 699 shareholders. Each share is entitled to one vote. Only the shareholders of record as of February 22, 1997 will be entitled to vote.
     On January 14, 1997 the Board of Directors appointed Directors Edward
J. Soniat, Lionel J. Favret, Sr., Douglas A. Schonacher, Leland L. Landry and Louis G. Grush as the Nominating Committee. After its only meeting, the Nominating Committee, in accordance with the by-laws, made a report to the Board of Directors of its nominees at the February 12, 1997 Board Meeting, which in turn is herewith submitted to the shareholders.
     The incumbent list of directors is nominated to serve for the year 1997 expiring on the second Tuesday of April 1998 or until the successors are elected and qualified for the transaction of any business. The Committee will as always review and appoint qualified candidates to the Board.
     In the event that any elected candidate is unable to serve his candidacy, the Board reserves the right to appoint a replacement until the next annual meeting.
    Any shareholder who wishes to submit a proposal to be considered at next year's annual meeting must submit that proposal to the Board of Directors at least 120 days before the mailing date for proxy solicitation material, i.e., November 10, 1997.

                             LIST OF DIRECTORS

        The Persons nominated to serve as directors for 1996 are as follows, and according to the Bank's records owned beneficially, directly or indirectly, the number of shares of common and preferred stock are set out next to each respective name as of the close of business December 31, 1996.


                                             Position                %
                                                         Number
                      Title Or             With Other     of        of
                   Position/Director
                         since
Name (Age)         Holding Co.  Subsidiary   Companies Shares        Class
G. Harrison        Chairman -   Chairman        N/A     Common  56,453 31.51%
Scott(73)          1988         and
                   Director-    Director-               Preferr 79,018  3.43%
                   1988         1958                    ed

James A.           President-   President-      N/A     Common  34,990 19.53%
Comiskey(70)       1988         1978
                   Director-    Director-               Preferr 73,083  3.17%
                   1988         1958                    ed

Douglas A.         Director-    Director-   President,   Common    215  0.12%
Schonacher(66)     1988         1988
                                            V.I.P.       Preferr 9,324  0.40%
                                            Dist.        ed

Gordon A.          Director-    Director-   President,   Common  1,015  0.57%
Burgess(63)        1988         1988
                                           Tangipahoa   Preferr 36,164  1.57%
                                                         ed
                                            Parish
                                            Council

Lionel J. Favret,  Director-    Director-   Retired     Common     571  0.32%
Sr.(85)            1988         1963
                                                        Preferr 31,656  1.37%
                                                        ed
Louis G. Grush,    Director-    Director-   Dentist;    Common   1,987  1.11%
DDS(69)            1988         1988        Assoc
                                           Professor-
                                          LSU
                                             School of
                                             Dentistry

Gerry E.           Director-    Director-   Chiropracto Common   5,330  2.97%
Hinton(66)         1988         1988        r
                                                        Preferr  2,387  0.10%
                                                         ed

Leland L.          Director-    Director-   President,  Common   3,800  2.12%
Landry(70)         1988         1988
                                           Landry       Preferr  2,387  0.10%
                                          Realty       ed

Samuel A. Logan,   Director-    Director-   Physician   Common     626  0.35%
MD(74)             1988         1988
                                                        Preferr 20,039  0.88%
                                                        ed

Edward J.          Secretary    Director-   President,  Common   8,149  4.55%
Soniat(84)         and          1963
                   Director-                Blaise      Preferr228,659  9.94%
                  1988                     Parking      ed
                                            Enterprise
                                                 Corp.

     No director of the Company holds a directorship in any company with a class of securities registered under Section 12 of the Exchange Act or subject to the requirements of Section 15(b) of the Exchange Act or in any company registered as an investment company under the Investment Company Act. No family relationships exist among the current directors or executive officers of the Company.
    As of December 31, 1996, the following persons were known to be the beneficial owners of more than 5% of the Bank's stock.


Name & Address Of     Title Of       Amount &                 Percent
                                   Nature Of
Beneficial Owners     Class        Beneficial                       Of
                                   Ownership                   Class
G. Harrison Scott     Common           56,453                     31.51%
55481 Highway 433     Preferred        79,018                      3.43%
Slidell, LA  70461                     Owned directly

James A. Comiskey     Common           34,990                     19.53%
1100 City Park Ave.   Preferred        73,083                      3.17%
New Orleans, LA 70119                  Owned directly

Edward J. Soniat      Common            8,149                      4.55%
49 Oriole Street      Preferred       228,659                      9.94%
New Orleans, LA 70124                   Owned directly

     As of December 31, 1996, all directors, as a group, own directly or indirectly 113,136 shares of Common Stock and 482,717 shares of Preferred Stock, representing 63.15% and 20.96% respectively of outstanding shares.
     COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY AND THE BANK

     During fiscal year 1996, the Board of Directors of the Company held a total of 5 meetings, and the Board of Directors of the Bank held a total of 14 meetings. Each director attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which such director served. Neither the Board of Directors of the Company nor the Bank has a standing compensation committee or committee performing similar functions. In lieu thereof, the Board of Directors as a group performs the foregoing function.
   The Board of Directors of the Bank does have an Audit and Finance Committee consisting of Messrs. Favret (chairman), Landry, and Soniat, and two rotating members selected from Messrs. Burgess, Grush, Hinton, and Schonacher. The Audit and Finance Committee receives information from management, reviews financial reports and delinquency reports, and coordinates and reviews the work performed by the Bank's internal auditor and the Bank's certified public accountants. The Audit and Finance Committee met 12 times in 1996.
     The Bank also has an Executive Committee consisting of six permanent members and two rotating members. The permanent members of the Executive Committee in 1996 were Messrs., Scott (chairman), Comiskey, Favret, Soniat, Hinton, and Burgess, and the rotating members were selected from Messrs. Grush, Landry, and Schonacher. The Executive Committee formulates policy matters for determination by the Board of Directors and reviews financial reports, loan reports, new business, and other real estate owned information. The Executive Committee met 28 times in 1996.

             COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The Company pays no salaries or other compensation to its directors and executive officers. The Bank pays each director other than Messrs. Scott and Comiskey an honorarium for attending each meeting of the Board of Directors, and each meeting of the Bank's Audit and Finance Committee and Executive Committee in the amount of $400, $300, and $300 respectively.
      From October 1, 1990, through June 30, 1992, these honorariums were loaned by the director-recipients to the Company. The total amount of these loans to the Company as of December 31, 1996, was $651,835, including accrued and unpaid interest at the rate of 10% per annum. At this time, there is no maturity date on these loans.
     The following table sets forth compensation for the Company's executive officers for the years 1996, 1995, and 1994.


                    Annual Compensation
                                         Other
                                         Annual              All Other
 Name and
Principal  Year   Salary              Compensation          Compensation
Position           ($)                     ($)                  ($)
G. Harrison Scott,   1996                89,800    41,000     19,494
Chairman of the      1995                89,800    41,000     19,000
Board                1994                89,800    41,000     19,000

James A. Comiskey,   1996                89,800    41,000     19,000
President            1995                89,800    41,000     19,000
                     1994                89,800    41,000     19,000

     In addition to the cash compensation shown in the foregoing table, the Company provides an automobile and certain club memberships for Messrs. Scott and Comiskey. The Company also provides life insurance policies for Messrs. Scott and Comiskey. Upon the death of the insured, the Company is entitled to receive all of the premiums it paid on behalf of Messrs. Scott and Comiskey, but in no event more that $150,000 per man. The Company provided Messrs. Scott and Comiskey with life insurance policies in which Messrs. Scott and Comiskey name the beneficiary and own their respective policies. The Company paid $19,494 for Mr. Scott's policy and $19,000 for
Mr. Comiskey's policy in   1996.
TRANSACTIONS WITH MANAGEMENT

       The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with officers, directors and principal shareholders and their associates, on substantially the same term and conditions, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and that do not involve more than the normal risk of collectability or presents other unfavorable features.
    The aggregate amount borrowed by all officers, directors, and their associates totaled $1,010,085 at December 31, 1996 and the highest aggregate amount borrowed during the year totaled $1,263,547. These aggregate amounts represented 11.23% and 14.05% respectively of the total capital of the Bank.
     The Subsidiary Bank leases office space from Severn South Partnership and Tammany Mall Partnership. The general partners of these Partnerships are majority shareholders in BOL BANCSHARES, INC. Rent paid to Severn South Partnership for the years ended December 31, 1996, 1995 and 1994 totaled $487,464, $484,524 and $493,088 respectively. Rents paid to Tammany Mall Partnership for the three years ended December 31, 1996, 1995 and 1994 were $74,400, $74,400 and $74,400 respectively.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
         All audit services for the Company and the subsidiary are performed by LaPorte, Sehrt, Romig and Hand, Certified Public Accountants. The same firm will be retained to perform audit services in 1997.
       A representative of the firm is expected to be present at the meeting of the shareholders. They will have the opportunity to make a statement and be available to respond to appropriate questions.
               NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                                    of
                           BOL BANCSHARES, INC.
300 St. Charles Avenue, New Orleans, LA 70130

     Notice is hereby given that the annual meeting of shareholders of common stock of BOL Bancshares, Inc. will be held on the 4th Floor, 300 St. Charles Avenue, New Orleans, LA. on Tuesday April 8, 1997 at 3:30 p.m. for the election of Directors to serve for the ensuing year, and to transact such other business as may come before the meeting.
   Please sign and return the Proxy Statement on the reverse hereof whether or not you plan to attend the meeting. Should you actually attend, you may withdraw the Proxy and vote in person.
     This Proxy is being solicited in behalf of the Board of Directors and the cost thereof is to be paid by the Corporation.
                              /S/  Peggy L. Schaefer
                                   Vice President, Cashier & CFO
                                   March 10, 1997

______________________________________________
(Continued and to be signed on the other side)


PROXY               PROXY SOLICITED BY THE BOARD OF DIRECTORS OF BOL
                    BANCSHARES, INC.

I, the undersigned shareholder of BOL Bancshares, Inc., New Orleans, Louisiana, do hereby nominate, constitute and appoint G. Harrison Scott and James A. Comiskey, or either of them, as my agent and attorney-in fact with power of substitution to vote for me in my name, place and stead all of the votes I would be entitled to vote, if I were personally present at the meeting in the main banking office in New Orleans on Tuesday April 8, 1997 at 3:30 p.m. or any adjournment thereof for the purpose of electing Directors for the ensuing year, and for all other matters which may properly come before said meeting and granting to my said agent and attorney-in-fact full discretion in the premises. Further, I retain the right to revoke, in writing, or in person at anytime prior to the execution thereof. This proxy will be voted for the election of ten (10) Directors as set forth below, and on any other matters coming before the meeting, if any, in accordance with their judgement.

ELECTION OF DIRECTORS  For All Nominees Listed Below_____
Withhold Authority_______      Abstain_____

(Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)
NOMINEES FOR DIRECTOR: G. Harrison Scott, James A. Comiskey, Douglas A. Schonacher, Gordon A. Burgess, Lionel J. Favret, Sr., Louis G. Grush, Gerry
E. Hinton, Leland L. Landry, Samuel A. Logan and Edward J. Soniat.
                                   _________________________________
                                   Signature
                                   ____________     _________________ Date
                                   Number of Shares